Summary Prospectus July 29, 2011

ING High Yield Bond Fund

Class / Ticker	A/IHYAX; B/INYBX; C/IMYCX; I/IHYIX; W/IHYWX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/literature; email a request to Literature_request@INGFunds.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund’s Prospectus and Statement of Additional Information, each dated July 29, 2011, and the audited financial statements on pages 12-37 of the Fund’s shareholder report dated March 31, 2011 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and total return.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 34) or the Statement of Additional Information (page 106).

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None
B	None	5.00
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W1
Management Fees	%	0.51	0.51	0.51	0.51	0.51
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.27	0.27	0.27	0.15	0.27
Total Annual Fund Operating Expenses	%	1.13	1.88	1.88	0.76	0.88
Waivers and Reimbursements[2]	%	(0.03)	(0.03)	(0.03)	None	(0.03)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.10	1.85	1.85	0.76	0.85
1	Based on Class A shares’ expenses adjusted for contractual differences.
2	The adviser is contractually obligated to limit expenses to 1.10%, 1.85%, 1.85%, 0.85% and 0.85% for Class A, Class B, Class C, Class I and Class W shares, respectively, through August 1, 2012; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$359	597	854	1,588
B	Sold	$688	888	1,213	2,003
	Held	$188	588	1,013	2,003
C	Sold	$288	588	1,013	2,199
	Held	$188	588	1,013	2,199
I	Sold or Held	$78	243	422	942
W	Sold or Held	$87	278	485	1,082

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

1 of 4

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB— by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The Fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. In evaluating the quality of a particular high-yield bond for investment by the Fund, the sub-adviser (“Sub-Adviser”) does not rely exclusively on ratings assigned by a NRSRO. The Sub-Adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund’s portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser’s assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The Fund may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The Fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund. The Fund may invest in companies of any size.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser’s approach to decision making includes contributions from individual portfolio managers responsible for specific industry sectors.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Company  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Credit  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Derivatives  The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency  To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and

Summary Prospectus	2 of 4	ING High Yield Bond Fund

liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate  With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Liquidity  If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Securities Lending  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

U.S. Government Securities and Obligations  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Zero-Coupon Bonds and Pay-in-Kind Securities  Zero-coupon bonds and pay-in-kind securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares but does not reflect the impact of sales charges. If it did, returns would be lower than those shown. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Summary Prospectus	3 of 4	ING High Yield Bond Fund

Because Class W shares of the Fund had not commenced operations as of December 31, 2010, no performance information for Class W shares is provided below.

Calendar Year Total Returns Class A (as of December 31)

Best quarter: 2nd, 2009, 18.20% and Worst quarter: 4th, 2008, (18.52)%

The Fund’s Class A shares’ year-to-date total return as of June 30, 2011: 4.65%

Average Annual Total Returns% (for the periods ended December 31, 2010)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	11.06	5.09	5.64	12/15/98
After tax on distributions	%	8.01	2.06	2.73	—
After tax on distributions with sale	%	7.05	2.46	2.99	—
Barclays Capital High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	14.94	8.91	9.01	—
Barclays Capital Corporate High Yield Index[1,2]	%	15.12	8.91	8.88	—
Class B before taxes	%	8.09	4.99	5.36	12/15/98
Barclays Capital High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	14.94	8.91	9.01	—
Barclays Capital Corporate High Yield Index[1,2]	%	15.12	8.91	8.88	—
Class C before taxes	%	12.25	5.31	5.38	12/15/98
Barclays Capital High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	14.94	8.91	9.01	—
Barclays Capital Corporate High Yield Index[1,2]	%	15.12	8.91	8.88	—
Class I before taxes	%	14.75	11.53	N/A	07/31/08
Barclays Capital High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	14.94	14.41[3]	N/A	—
Barclays Capital Corporate High Yield Index[1,2]	%	15.12	14.30[3]	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Effective July 29, 2011, the Fund changed its primary benchmark from the Barclays Capital Corporate High Yield Index to the Barclays Capital High Yield Bond 2% Issuer Constrained Composite Index because the Barclays Capital High Yield Bond 2% Issuer Constrained Composite Index is considered by the adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.
3	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co.
Portfolio Managers
Randall Parrish, CFA	Matthew Toms, CFA
Portfolio Manager (since 03/07)	Portfolio Manager (since 03/10)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A,B,C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	4 of 4	SPRO-HYBOND (0711-072911)